Welcome! 2009 Annual Shareholder Meeting April 20, 2009 Exhibit 99.1

Welcoming Remarks David S. Dahlmann Chairman of the Board First Commonwealth Financial Corporation

Business Meeting David R. Tomb, Jr., Esq. Secretary and Treasurer First Commonwealth Financial Corporation Election of Directors Incentive Compensation Plan

Chairman’s Message

Chairman’s Message Accountable Governance Strength & Stability

Chairman’s Message Strategic Direction & Execution Leadership & Accountability Accurate & Transparent Communication

Chairman’s Message Dividend Reduction Timing Change

CEO’s Address John J. Dolan President & CEO First Commonwealth Financial Corporation

CEO’s Address
Executive Officers
Thad Clements – EVP / Strategic Resources
Ed Lipkus – EVP / CFO
Len Lombardi – SVP / Chief Audit Executive
Sue McMurdy – EVP / CIO
John Previte – SVP / Investments
Mike Price – President / First Commonwealth Bank
Dave Tomb – SVP / Secretary & Treasurer

CEO’s Address Overview 2008 Environment 2008 Performance Critical Decisions

CEO’s Address 2008 Environment Market Volatility Unemployment Rate Real Estate Market in Turmoil Federal Bailouts Changes to Competitive Landscape Declining Consumer Confidence

CEO’s Address 2008 Performance Household Growth Core Net Income Growth Checking & Savings Growth Loan Portfolio Growth Improved Brand Recognition and Market Acceptance Stock Performance

Company Name
Total Assets
($000)
1 Year               3 Year               5 Year
Total Return
(%)
Total Return
(%)
Total Return
(%)
1 WesBanco, Inc. (WSBC) 5,222,041 -2.46 -20.51 -7.88
2 Park National Corporation (PRK) 7,070,720 -16.47 -39.37 -36.28
3 First Commonwealth Financial Corp. (FCF) 6,425,880 -18.91 -28.23 -21.66
4 S&T Bancorp, Inc. (STBA) 4,438,368 -31.22 -34.87 -15.68
5 United Bankshares, Inc. (UBSI) 8,102,091 -32.03 -49.31 -32.49
6 Old National Bancorp (ONB) 7,873,890 -34.25 -39.58 -34.97
7 F.N.B. Corporation (FNB) 8,364,811 -46.96 -45.67 -53.70
8 Susquehanna Bancshares, Inc. (SUSQ) 13,682,988 -50.84 -57.47 -53.88
9 National Penn Bancshares, Inc. (NPBC) 9,403,431 -51.88 -52.99 -47.18
10 Harleysville National Corporation (HNBC) 5,490,509 -55.52 -67.56 -68.84
11 Irwin Financial Corporation (IFC) 4,914,315 -63.28 -89.32 -92.09
12 United Community Banks, Inc. (UCBI) 8,520,765 -74.71 -84.30 -80.98
13 Integra Bank Corporation (IBNK) 3,357,100 -87.95 -90.86 -90.80
14 AMCORE Financial, Inc. (AMFI) 5,059,824 -91.81 -94.44 -93.80
15 South Financial Group, Inc. (TSFG) 13,602,326 -92.42 -95.41 -95.76
Average 7,435,271 -50.05 -59.33 -55.07
Median 7,070,720 -50.84 -52.99 -53.70
FCF at December 31, 2008
23.31% 13.42% 10.38%
Position within Peer at December 31, 2008
5 1 4
Total Return
March 31, 2009
Executive Compensation Peer Group

CEO’s Address Critical Decisions Capital Raise TARP Decision Former National City Branches Dividend

CEO’s Address Dividend Challenges & Uncertainties Opportunities

CEO’s Address Challenges for 2009 and Beyond Market Volatility Accounting Rules FDIC Costs Economic Conditions Credit Quality

CEO’s Address Opportunities Households Branches Whole Banks

CEO’s Address Strength & Stability Well-capitalized Strong Liquidity Core Earnings Growth $3 Million in Expense Reductions

Executive Compensation Robert J. Ventura Chairman FCFC Executive Compensation Committee

Executive Compensation General Compensation Philosophy Attract and retain exceptional leaders Align management’s goals with shareholders’ interests th Executive Compensation Base Salaries 50 percentile of peer group Peer group composition

Financial Performance Review
FCF was above the median of peers for 1-Year TSR
1-Year Total Shareholder Return Growth
First Commonwealth vs. Peer Group
12/31/2007 - 12/31/2008
23%
-100% -80% -60% -40% -20% 0% 20% 40% 60%
IBNK
AMFI
IFC
TSFG
UCBI
SUSQ
FNB
NPBC
HNBC
PRK
FCF
UBSI
ONB
STBA
WSBC

Executive Compensation Incentive Compensation Plans Annual incentive plan (short-term) Long-term incentive plan (rolling three-year period)

Executive Compensation Core Earnings vs. Reported Earnings Definition of core earnings Core earnings establish the engine for long-term growth

2008 Annual Incentive Plan
Actual
2007
Target
2008
Needed
Change
CEO EO's
40% 25% CORE EPS $0.62 $0.69 11.3%
40 20 CORE ROE 7.94% 9.1% 14.6%
- 20 CORE REVENUE $(000,000's) 209.1 223.7 7.0%
- 5 GROWTH IN HOUSEHOLDS * * *
80% 70%
20 30 INDIVIDUAL GOALS
100% 100%
* - Not Disclosed
Weight

Financial Performance Review
FCF total shareholder return declined, approximating 25th percentile peer performance until a sharp upturn in June 2007 and at the end of 2008 exceeded 75th percentile performance and the other indices.
Total Shareholder Return
FCF vs. Peers & S&P Smallcap (S&P 600) and S&P 500 Financial Index
12/31/2003 - 12/31/2008
$20
$30
$40
$50
$60
$70
$80
$90
$100
$110
$120
$130
$140
$150
$160
$170
$180
Dec03 Jun04 Dec04 Jun05 Dec05 Jun06 Dec06 Jun07 Dec07 Jun08 Dec08
75th %ile
Median
25th %ile
FCF
S&P 500
Financial
Index
S&P 600

Executive Compensation Annual Incentive Plan 2008 bonuses Same rules to apply in 2009 Trigger of $0.68 per share ELT has foregone 2009 bonuses

Executive Compensation
Long-Term Incentive Plan
Measures
•
Reported EPS
•
Reported ROE
•
At times, revenue growth, efficiency ratio, etc.
Three concurrent plan periods
Link management decisions to the creation of
shareholder value

Executive Compensation Equity Plan Proposal being voted today Allows awards to be paid in stock instead of cash Ownership requirement for executives

Executive Compensation Risk Assessment Voluntarily undertaken by First Commonwealth

Executive Compensation
Summary
Balance components of the compensation plan
Tool to attract and retain the right people
Align management’s interests with shareholders’
interests
Reinforce long-term strength and stability of the
company

Strength and Stability
First Commonwealth.

First Commonwealth.

Questions & Answers

Results of Election David R. Tomb, Jr., Esq. Secretary and Treasurer

Thank You! 2009 Annual Shareholder Meeting April 20, 2009